Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Antonio F. Neri, the Chief Executive Officer, and Tarek A. Robbiati, the Chief Financial Officer, of Hewlett Packard Enterprise Company hereby certify that, to their knowledge:
1.    The Annual Report on Form 10-K of Hewlett Packard Enterprise Company for the fiscal year ended October 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Hewlett Packard Enterprise Company.
December 8, 2022

/s/ Antonio F. Neri
By:	Antonio F. Neri President and Chief Executive Officer

/s/ Tarek A. Robbiati
By:	Tarek A. Robbiati Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Hewlett Packard Enterprise Company and will be retained by Hewlett Packard Enterprise Company and furnished to the Securities and Exchange Commission or its staff upon request.